UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2003

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas (State or other jurisdiction of incorporation or organization)	0-6253 (Commission file number)	71-0407808 (I.R.S. employer identification No.)

501 Main Street, Pine Bluff, Arkansas (Address of principal executive offices)	71601 (Zip Code)

(870) 541-1000 (Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on July 17, 2003.

FOR IMMEDIATE RELEASE:                                                                                                                     July 17, 2003

SIMMONS FIRST ANNOUNCES RECORD 2nd QUARTER EARNINGS

        Pine Bluff, Arkansas – Simmons First National Corporation today announced record second quarter earnings of $6,529,000, or $0.45 diluted earnings per share for the quarter ended June 30, 2003, compared to earnings of $5,705,000, or $0.40 diluted earnings per share for the same period in 2002. This represents an $824,000, or 14.4% increase in the 2003 earnings over 2002. Return on average assets and return on average stockholders’ equity for the three-month period ended June 30, 2003, was 1.32% and 12.83%, compared to 1.18% and 12.17%, respectively, for the same period in 2002.

        During the second quarter 2003, the Company recorded a nonrecurring $0.03 addition to earnings per share. On June 30, 1998, the Company sold its $1.2 billion residential mortgage-servicing portfolio. As a result of this sale, the Company established a reserve for potential liabilities due to certain representations and warranties made on the sale date. The time period for making claims under the terms of the mortgage servicing sale’s representations and warranties expired on June 30, 2003. Thus, the Company reversed this remaining reserve in the second quarter, which is reflected in the $771,000 pre-tax gain on sale of mortgage servicing. Excluding this nonrecurring gain, the Company would have reported $0.42 diluted earnings per share for the second quarter of 2003.

        “With second quarter earnings at a record level even excluding the nonrecurring gain, we are obviously pleased with the results,” said J. Thomas May, Chairman and Chief Executive Officer. “The significant increase in earnings over the same quarter last year is primarily attributable to the increased volume of the Company’s mortgage banking operation, improved asset quality as reflected in the provision for loan losses and the nonrecurring gain on sale of mortgage servicing.”

        Earnings for the six months ended June 30, 2003, were $11,861,000, or $0.82 diluted earnings per share. These earnings reflect an 11.4% increase in net income and a 10.8% increase in diluted earnings per share over the same six-month period last year.

        As of June 30, 2003, asset quality remained strong with non-performing loans decreasing $2.2 million from the same period last year. Correspondently, non-performing loans to total loans improved to 0.90% from 1.11% from the same period last year, and the allowance for loan losses improved to 191% of non-performing loans, compared to 149% from the same period last year. At quarter end, the allowance for loan losses equaled 1.73% of total loans.

P.O.   BOX 7009  501 MAIN STREET  PINE BLUFF, ARKANSAS 71611-7009   (870) 541-1000

        Total assets for the Corporation at June 30, 2003, were $1.989 billion, an increase of $44.5 million over the period ended June 30, 2002. Stockholders’ equity at the end of the second quarter of 2003 was $205.1 million, a $16.1 million, or 8.5%, increase from June 30, 2002.

         J. Thomas May also noted, “The ticker symbol for Simmons First will change on August 1, 2003 from SFNCA to SFNC to more accurately align our identity on Wall Street with the Company’s name and make it more representative of our corporate name.”

CONFERENCE CALL

        Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, July 17, 2003. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 1186604 and the recording will be available through the end of business July 24, 2003. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

        Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

        Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy and El Dorado, Arkansas. The Company’s seven banks are conducting financial operations from 64 offices, of which 62 are financial centers, in 34 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol: SFNCA

Simmons First National Corporation Consolidated End of Period Balance Sheets For the Quarters Ended (In thousands)	Jun 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA Jun 30 2002
ASSETS
Cash and non-interest bearing balances due from banks	$71,168	$74,609	$76,452	$71,814	$63,416
Interest bearing balances due from banks	43,623	32,631	28,473	22,564	31,557
Federal funds sold and securities purchased
under agreements to resell	35,625	51,400	86,620	26,150	67,880

Cash and cash equivalents	150,416	158,640	191,545	120,528	162,853
Investment securities	432,938	413,669	404,048	421,384	419,700
Mortgage loans held for sale	30,700	26,223	33,332	25,096	10,440
Assets held in trading accounts	212	11,349	192	1,013	14,140
Loans	1,286,842	1,257,455	1,257,305	1,281,634	1,247,625
Allowance for loan losses	(22,229)	(21,826)	(21,948)	(21,688)	(20,608)

Net loans	1,264,613	1,235,629	1,235,357	1,259,946	1,227,017
Premises and equipment	45,980	46,125	47,047	47,551	45,192
Foreclosed assets held for sale, net	2,700	2,426	2,705	2,263	2,394
Interest receivable	11,985	13,519	13,133	15,074	14,528
Goodwill	32,877	32,877	32,877	32,877	31,819
Core deposits, net	562	587	613	593	419
Other assets	16,220	17,112	16,730	17,030	16,159

TOTAL ASSETS	$1,989,203	$1,958,156	$1,977,579	$1,943,355	$1,944,661

LIABILITIES
Non-interest bearing transaction accounts	$257,006	$239,996	$239,545	$232,455	$229,091
Interest bearing transaction accounts and savings deposits	568,380	571,614	565,041	542,237	535,680
Time deposits less than $100,000	476,835	495,621	504,029	522,400	523,354
Time deposits greater than $100,000	309,906	308,440	310,581	316,946	328,698

Total deposits	1,612,127	1,615,671	1,619,196	1,614,038	1,616,823

Federal funds purchased and securities
sold under agreements to repurchase	80,342	53,053	86,705	57,759	68,947
Short-term debt	1,943	1,712	3,619	11,450	5,003
Long-term debt - parent company	10,000	10,000	10,000	10,000	12,000
Long-term FHLB debt - affiliate banks	48,339	43,259	27,032	23,206	20,320
Trust preferred securities	17,250	17,250	17,250	17,250	17,250
Accrued interest and other liabilities	14,144	16,210	16,172	16,002	15,395

TOTAL LIABILITIES	1,784,145	1,757,155	1,779,974	1,749,705	1,755,738

STOCKHOLDERS' EQUITY
Capital stock	14,104	7,075	7,071	7,063	7,062
Surplus	36,545	44,536	44,495	44,392	44,384
Undivided profits	152,066	147,371	143,808	139,912	135,838
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	2,343	2,019	2,231	2,283	1,639

TOTAL STOCKHOLDERS' EQUITY	205,058	201,001	197,605	193,650	188,923

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,989,203	$1,958,156	$1,977,579	$1,943,355	$1,944,661

Simmons First National Corporation Consolidated Average Quarter-to-Date Balance Sheets For the Quarters Ended (In thousands)	Jun 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA Jun 30 2002
ASSETS
Cash and non-interest bearing balances due from banks	$61,259	$63,094	$67,260	$64,237	$62,778
Interest bearing balances due from banks	57,314	51,151	33,780	26,468	35,893
Federal funds sold and securities purchased
under agreements to resell	54,825	83,873	66,615	51,672	62,789

Cash and cash equivalents	173,398	198,118	167,655	142,377	161,460
Investment securities - held-to-maturity	196,382	204,910	216,785	234,541	215,155
Investment securities - available-for-sale	220,698	201,477	188,799	186,462	233,045
Mortgage loans held for sale	27,908	21,635	26,837	14,918	10,591
Assets held in trading accounts	1,091	762	2,966	2,470	1,379
Loans	1,268,044	1,254,720	1,262,300	1,268,801	1,232,458
Allowance for loan losses	(22,321)	(22,488)	(22,250)	(21,257)	(20,860)

Net loans	1,245,723	1,232,232	1,240,050	1,247,544	1,211,598
Premises and equipment	46,284	46,729	47,512	47,219	44,975
Foreclosed assets held for sale, net	2,494	2,640	2,283	2,211	2,174
Interest receivable	12,935	13,076	14,493	15,001	15,121
Goodwill and core deposits, net	33,451	33,476	33,493	33,190	32,251
Other assets	16,669	16,567	16,614	16,001	16,302

TOTAL ASSETS	$1,977,033	$1,971,622	$1,957,487	$1,941,934	$1,944,051

LIABILITIES
Non-interest bearing transaction accounts	$238,537	$230,222	$227,461	$225,054	$225,170
Interest bearing transaction accounts	179,420	170,445	161,262	159,605	157,264
Savings deposits	395,322	396,872	392,754	384,101	377,364
Time deposits less than $100,000	492,268	500,065	511,247	524,977	531,390
Time deposits greater than $100,000	307,924	309,426	314,768	324,155	326,056

Total deposits	1,613,471	1,607,030	1,607,492	1,617,892	1,617,244

Federal funds purchased and securities
sold under agreements to repurchase	68,102	84,839	78,335	59,765	77,834
Short-term debt	963	1,679	6,383	7,223	2,259
Long-term debt	76,162	62,744	52,130	49,094	44,451
Accrued interest and other liabilities	14,173	14,413	16,014	15,186	14,256

TOTAL LIABILITIES	1,772,871	1,770,705	1,760,354	1,749,160	1,756,044

TOTAL STOCKHOLDERS' EQUITY	204,162	200,917	197,133	192,774	188,007

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,977,033	$1,971,622	$1,957,487	$1,941,934	$1,944,051

Simmons First National Corporation Consolidated Average Year-to-Date Balance Sheets For the Quarters Ended (In thousands)	Jun 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA Jun 30 2002
ASSETS
Cash and non-interest bearing balances due from banks	$62,171	$63,094	$65,594	$65,031	$65,435
Interest bearing balances due from banks	54,250	51,151	41,314	43,854	52,691
Federal funds sold and securities purchased
under agreements to resell	69,269	83,873	65,199	64,722	71,355

Cash and cash equivalents	185,690	198,118	172,107	173,607	189,481
Investment securities - held-to-maturity	200,623	204,910	214,846	214,193	203,850
Investment securities - available-for-sale	211,141	201,477	216,018	225,191	244,877
Mortgage loans held for sale	24,789	21,635	16,560	13,097	12,171
Assets held in trading accounts	928	762	1,784	1,386	835
Loans	1,261,418	1,254,720	1,251,072	1,247,289	1,236,354
Allowance for loan losses	(22,404)	(22,488)	(21,318)	(21,003)	(20,874)

Net loans	1,239,014	1,232,232	1,229,754	1,226,286	1,215,480
Premises and equipment	46,505	46,729	46,085	45,604	44,782
Foreclosed assets held for sale, net	2,567	2,640	2,101	2,040	1,953
Interest receivable	13,005	13,076	15,045	15,231	15,348
Goodwill and core deposits, net	33,464	33,476	32,808	32,576	32,262
Other assets	16,617	16,567	16,236	16,107	16,164

TOTAL ASSETS	$1,974,343	$1,971,622	$1,963,344	$1,965,318	$1,977,203

LIABILITIES
Non-interest bearing transaction accounts	$234,403	$230,222	$226,128	$225,680	$225,997
Interest bearing transaction accounts	174,957	170,445	159,171	158,466	157,888
Savings deposits	396,093	396,872	381,283	377,418	374,021
Time deposits less than $100,000	496,144	500,065	532,807	540,072	547,743
Time deposits greater than $100,000	308,671	309,426	326,735	330,767	334,128

Total deposits	1,610,268	1,607,030	1,626,124	1,632,403	1,639,777

Federal funds purchased and securities
sold under agreements to repurchase	76,424	84,839	78,518	78,580	88,144
Short-term debt	994	1,679	5,435	5,116	4,044
Long-term debt	69,816	62,744	47,117	45,428	43,564
Accrued interest and other liabilities	14,292	14,413	15,203	14,928	14,799

TOTAL LIABILITIES	1,771,794	1,770,705	1,772,397	1,776,455	1,790,328

TOTAL STOCKHOLDERS' EQUITY	202,549	200,917	190,947	188,863	186,875

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,974,343	$1,971,622	$1,963,344	$1,965,318	$1,977,203

Simmons First National Corporation Consolidated Statements of Income - Quarter-to-Date For the Quarters Ended (In thousands, except per share data)	Jun 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA Jun 30 2002
INTEREST INCOME
Loans	$22,526	$22,239	$23,265	$23,853	$23,668
Federal funds sold and securities purchased
under agreements to resell	160	214	197	207	264
Investment securities	4,005	3,984	4,092	4,636	4,858
Mortgage loans held for sale, net of unrealized gains (losses)	352	300	383	206	185
Assets held in trading accounts	7	2	38	30	18
Interest bearing balances due from banks	156	135	115	104	150

TOTAL INTEREST INCOME	27,206	26,874	28,090	29,036	29,143

INTEREST EXPENSE
Time deposits	5,121	5,517	6,275	6,904	7,356
Other deposits	1,263	1,327	1,506	1,608	1,590
Federal funds purchased and securities
sold under agreements to repurchase	194	223	249	236	316
Short-term debt	7	5	27	30	12
Long-term debt	1,363	922	854	841	818

TOTAL INTEREST EXPENSE	7,948	7,994	8,911	9,619	10,092

NET INTEREST INCOME	19,258	18,880	19,179	19,417	19,051
Provision for loan losses	2,196	2,197	2,562	2,864	2,436

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	17,062	16,683	16,617	16,553	16,615

NON-INTEREST INCOME
Trust income	1,166	1,576	1,257	1,406	1,205
Service charges on deposit accounts	2,639	2,454	2,655	2,648	2,543
Other service charges and fees	317	479	353	321	365
Income on sale of mortgage loans, net of commissions	1,463	1,164	1,281	962	738
Income on investment banking, net of commissions	597	531	323	250	248
Credit card fees	2,512	2,319	2,675	2,598	2,550
Other income	951	781	717	960	886
Gain on sale of mortgage servicing	771	--	--	--	--
Loss on sale of securities, net	--	--	(10)	--	--

TOTAL NON-INTEREST INCOME	10,416	9,304	9,251	9,145	8,535

NON-INTEREST EXPENSE
Salaries and employee benefits	10,603	10,742	10,220	10,029	9,840
Occupancy expense, net	1,272	1,331	1,265	1,201	1,155
Furniture & equipment expense	1,219	1,382	1,393	1,439	1,310
Loss on foreclosed assets	127	35	25	69	40
Deposit insurance	67	69	70	72	76
Other operating expenses	4,649	4,635	4,642	4,710	4,428

TOTAL NON-INTEREST EXPENSE	17,937	18,194	17,615	17,520	16,849

NET INCOME BEFORE INCOME TAXES	9,541	7,793	8,253	8,178	8,301
Provision for income taxes	3,012	2,461	2,590	2,409	2,596

NET INCOME	$6,529	$5,332	$5,663	$5,769	$5,705

BASIC EARNINGS PER SHARE	$0.46	$0.38	$0.40	$0.41	$0.40

DILUTED EARNINGS PER SHARE	$0.45	$0.37	$0.40	$0.40	$0.40

Simmons First National Corporation Consolidated Statements of Income - Year-to-Date For the Quarters Ended (In thousands, except per share data)	Jun 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA Jun 30 2002
INTEREST INCOME
Loans	$44,765	$22,239	$94,892	$71,627	$47,774
Federal funds sold and securities purchased
under agreements to resell	374	214	996	799	592
Investment securities	7,989	3,984	18,509	14,417	9,781
Mortgage loans held for sale, net of unrealized gains (losses)	652	300	1,007	624	418
Assets held in trading accounts	9	2	88	50	20
Interest bearing balances due from banks	291	135	650	535	431

TOTAL INTEREST INCOME	54,080	26,874	116,142	88,052	59,016

INTEREST EXPENSE
Time deposits	10,638	5,517	29,503	23,228	16,324
Other deposits	2,590	1,327	6,304	4,798	3,190
Federal funds purchased and securities
sold under agreements to repurchase	417	223	1,198	949	713
Short-term debt	12	5	110	83	53
Long-term debt	2,285	922	3,319	2,465	1,624

TOTAL INTEREST EXPENSE	15,942	7,994	40,434	31,523	21,904

NET INTEREST INCOME	38,138	18,880	75,708	56,529	37,112
Provision for loan losses	4,393	2,197	10,223	7,661	4,797

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	33,745	16,683	65,485	48,868	32,315

NON-INTEREST INCOME
Trust income	2,742	1,576	5,258	4,001	2,595
Service charges on deposit accounts	5,093	2,454	10,084	7,429	4,781
Other service charges and fees	796	479	1,450	1,097	776
Income on sale of mortgage loans, net of commissions	2,627	1,164	3,792	2,511	1,549
Income on investment banking, net of commissions	1,128	531	1,087	764	514
Credit card fees	4,831	2,319	10,161	7,486	4,888
Other income	1,732	781	3,481	2,764	1,804
Gain on sale of mortgage servicing	771	--	--	--	--
Loss on sale of securities, net	--	--	(10)	--	--

TOTAL NON-INTEREST INCOME	19,720	9,304	35,303	26,052	16,907

NON-INTEREST EXPENSE
Salaries and employee benefits	21,345	10,742	40,039	29,819	19,790
Occupancy expense, net	2,603	1,331	4,747	3,482	2,281
Furniture & equipment expense	2,601	1,382	5,434	4,041	2,602
Loss on foreclosed assets	162	35	177	152	83
Deposit insurance	136	69	296	226	154
Other operating expenses	9,284	4,635	18,320	13,678	8,968

TOTAL NON-INTEREST EXPENSE	36,131	18,194	69,013	51,398	33,878

NET INCOME BEFORE INCOME TAXES	17,334	7,793	31,775	23,522	15,344
Provision for income taxes	5,473	2,461	9,697	7,107	4,698

NET INCOME	$11,861	$5,332	$22,078	$16,415	$10,646

BASIC EARNINGS PER SHARE	$0.84	$0.38	$1.56	$1.16	$0.75

DILUTED EARNINGS PER SHARE	$0.82	$0.37	$1.54	$1.14	$0.74

Simmons First National Corporation Consolidated Risk-Based Capital For the Quarters Ended (In thousands)	Jun 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA June 30 2002
Tier 1 capital
Stockholders' equity	$205,058	$201,001	$197,605	$193,650	$188,923
Trust preferred securities	17,250	17,250	17,250	17,250	17,250
Intangible assets	(33,439)	(33,464)	(33,490)	(33,470)	(32,238)
Unrealized gain on AFS securities	(2,343)	(2,019)	(2,231)	(2,283)	(1,639)
Debt issuance costs	(825)	(837)	(845)	(854)	(863)

Total Tier 1 capital	185,701	181,931	178,289	174,293	171,433

Tier 2 capital
Qualifying unrealized gain on AFS securities	415	385	363	342	392
Qualifying allowance for loan losses	16,372	15,852	15,976	16,115	15,806

Total Tier 2 capital	16,787	16,237	16,339	16,457	16,198

Total risk-based capital	$202,488	$198,168	$194,628	$190,750	$187,631

Risk weighted assets	$1,303,942	$1,262,159	$1,272,104	$1,283,588	$1,259,642

Assets for leverage ratio	$1,939,201	$1,933,475	$1,919,615	$1,904,053	$1,908,788

Ratios at end of quarter
Leverage ratio	9.58%	9.41%	9.29%	9.15%	8.98%
Tier 1 capital	14.24%	14.41%	14.02%	13.58%	13.61%
Total risk-based capital	15.53%	15.70%	15.30%	14.86%	14.90%

Simmons First National Corporation Consolidated Loans and Investments For the Quarters Ended (In thousands)	June 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA Jun 30 2002
Loan Portfolio - End of Period
Consumer
Credit cards	$162,554	$165,821	$180,439	$178,125	$179,682
Student loans	86,429	91,288	83,890	83,028	79,883
Other consumer	142,500	148,113	153,103	159,264	162,554
Real Estate
Construction	99,027	95,317	90,736	78,376	74,968
Single-family residential	231,514	231,660	233,218	236,934	226,942
Other commercial	334,335	298,146	290,469	286,363	266,995
Unearned income	(18)	(22)	(25)	(25)	(42)
Commercial
Commercial	141,160	157,313	144,678	149,622	158,167
Agricultural	66,310	48,821	58,585	85,974	75,441
Financial institutions	7,369	6,544	6,504	7,376	7,692
Other	15,662	14,454	15,708	16,597	15,343

Total Loans	$1,286,842	$1,257,455	$1,257,305	$1,281,634	$1,247,625

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$12,610	$18,637	$26,153	$27,170	$29,483
U.S. Government agencies	41,756	77,983	59,324	75,280	70,479
Mortgage-backed securities	1,174	1,357	1,510	4,752	5,355
State and political subdivisions	111,035	110,981	120,230	121,254	121,719
Other securities	100	100	100	100	100

Total held-to-maturity	166,675	209,058	207,317	228,556	227,136

Available-for-Sale
U.S. Treasury	20,737	13,795	14,878	14,902	13,103
U.S. Government agencies	227,830	172,916	163,484	157,906	155,134
Mortgage-backed securities	2,320	2,618	3,015	5,165	5,724
State and political subdivisions	5,070	5,229	5,303	5,376	5,270
FHLB stock	4,765	4,623	4,552	4,462	4,419
Other securities	5,541	5,430	5,499	5,017	8,914

Total available-for-sale	266,263	204,611	196,731	192,828	192,564

Total investment securities	$432,938	$413,669	$404,048	$421,384	$419,700

Fair Value - HTM investment securities	$171,662	$213,778	$212,415	$234,253	$231,991

Investment Securities - QTD Average
Taxable securities	$302,443	$291,368	$287,418	$303,040	$328,509
Tax exempt securities	114,637	115,019	118,166	117,963	119,691

Total investment securities - QTD average	$417,080	$406,387	$405,584	$421,003	$448,200

Simmons First National Corporation Consolidated Allowance and Asset Quality For the Quarters Ended (In thousands)	Jun 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA Jun 30 2002
Allowance for Loan Losses
Balance, beginning of quarter	$21,826	$21,948	$21,688	$20,608	$20,152

Loans charged off
Credit cards	1,230	1,160	1,162	1,220	1,130
Other consumer	444	547	591	539	513
Real estate	307	458	610	364	395
Commercial	257	648	372	395	590

Total loans charged off	2,238	2,813	2,735	2,518	2,628

Recoveries of loans previously charged off
Credit cards	151	207	159	189	163
Other consumer	161	209	101	169	174
Real estate	36	24	29	52	90
Commercial	97	54	144	77	221

Total recoveries	445	494	433	487	648

Net loans charged off	1,793	2,319	2,302	2,031	1,980
Allowance for loan losses of acquired branch	--	--	--	247	--
Provision for loan losses	2,196	2,197	2,562	2,864	2,436

Balance, end of quarter	$22,229	$21,826	$21,948	$21,688	$20,608

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$5,556	$6,310	$6,268	$6,029	$6,429
Commercial	2,491	2,325	2,230	2,969	3,074
Consumer	1,603	1,766	1,945	2,101	2,355

Total nonaccrual loans	9,650	10,401	10,443	11,099	11,858
Loans past due 90 days or more	1,994	1,605	1,814	1,291	1,944

Total non-performing loans	11,644	12,006	12,257	12,390	13,802

Other non-performing assets
Foreclosed assets held for sale	2,700	2,426	2,705	2,263	2,394
Other non-performing assets	405	418	426	406	484

Total other non-performing assets	3,105	2,844	3,131	2,669	2,878

Total non-performing assets	$14,749	$14,850	$15,388	$15,059	$16,680

Ratios
Allowance for loan losses to total loans	1.73%	1.74%	1.75%	1.69%	1.65%
Allowance for loan losses to
non-performing loans	190.91%	181.79%	179.07%	175.04%	149.31%
Allowance for loan losses to
non-performing assets	150.72%	146.98%	142.63%	144.02%	123.55%
Non-performing loans to total loans	0.90%	0.95%	0.97%	0.97%	1.11%
Non-performing assets to total assets	0.74%	0.76%	0.78%	0.77%	0.86%

Simmons First National Corporation Consolidated - Selected Financial Data For the Quarters Ended (In thousands, except share data)	Jun 30 2003	Mar 31 2003	Dec 31 2002	Sep 30 2002	SFNCA Jun 30 2002
QUARTER-TO-DATE
Diluted earnings per share (split adjusted)	$0.45	$0.37	$0.40	$0.40	$0.40
Cash dividends declared per common share (split adj.)	0.130	0.125	0.125	0.120	0.120
Cash dividends declared - amount	1,834	1,769	1,767	1,695	1,695
Return on average stockholders' equity	12.83%	10.76%	11.40%	11.87%	12.17%
Return on average assets	1.32%	1.10%	1.15%	1.18%	1.18%
Net interest margin (FTE)	4.40%	4.39%	4.41%	4.50%	4.45%
FTE Adjustment - investments	664	695	707	714	727
FTE Adjustment - loans	113	98	105	107	111
Amortization of intangibles	26	25	(16)	39	27
Amortization of intangibles, net of taxes	16	16	(26)	30	22
Average shares outstanding (split adjusted)	14,128,383	14,148,314	14,132,390	14,125,004	14,128,614
Shares repurchased (split adjusted)	50,000	--	--	--	60,000
Average price of repurchased shares (split adjusted)	19.66	--	--	--	16.33
Average earning assets	1,826,262	1,818,528	1,798,082	1,785,332	1,791,310
Average interest bearing liabilities	1,520,161	1,526,070	1,516,879	1,508,920	1,516,618
YEAR-TO-DATE
Diluted earnings per share (split adjusted)	$0.82	$0.37	$1.54	$1.14	$0.74
Cash dividends declared per common share (split adj.)	0.255	0.125	0.480	0.355	0.235
Return on average stockholders' equity	11.81%	10.76%	11.56%	11.62%	11.49%
Return on average assets	1.21%	1.10%	1.12%	1.12%	1.09%
Net interest margin (FTE)	4.39%	4.39%	4.37%	4.36%	4.29%
FTE Adjustment - investments	1,359	695	2,895	2,188	1,474
FTE Adjustment - loans	211	98	430	325	218
Amortization of intangibles	51	25	78	94	55
Amortization of intangibles, net of taxes	32	16	49	75	45
Average shares outstanding (split adjusted)	14,138,293	14,148,314	14,140,966	14,143,854	14,153,436
Diluted shares outstanding (split adjusted)	240,391	214,330	235,532	234,216	221,562
Average earning assets	1,822,418	1,818,528	1,806,793	1,809,732	1,822,133
Average interest bearing liabilities	1,523,099	1,526,070	1,531,066	1,535,847	1,549,532
END OF PERIOD
Book value (split adjusted)	$14.54	$14.21	$13.97	$13.71	$13.38
Shares outstanding (split adjusted)	14,103,472	14,150,560	14,142,910	14,125,590	14,124,240
Full-time equivalent employees	992	973	977	988	962
Total number of ATM's	61	61	62	62	60
Total number of branches	62	62	63	63	62
Parent company only - investment in subsidiaries	213,507	210,370	208,363	206,904	204,726
Parent company only - intangible assets	134	134	134	134	134

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                    SIMMONS FIRST NATIONAL CORPORATION

Date: July 17, 2003	/s/ Barry L. Crow Barry L. Crow, Executive Vice President and Chief Financial Officer